SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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ADVAXIS, INC.

(Name of Registrant as Specified in Its Charter)

                                N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVAXIS, INC

The Technology Center of New Jersey
675 US Highway One, Suite B 113
North Brunswick, NJ 08902
T: 732-545-1590   F: 732-545-1084

May 19, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Advaxis, Inc. (the “Company”) to be held at 10:00 a.m. local time, on Tuesday, June 6, 2006 at the Company’s office at The Technology Center of New Jersey, 675 Route One, Suite 119, North Brunswick, New Jersey 08902.

This year you will be asked (i) to consider the election of directors and proposals (ii) to approve the Company’s 2005 Stock Option Plan, (iii) to reincorporate the Company from the state of Colorado to the state of Delaware, and (iv) to ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditor for the year ending October 31, 2006. The matters are explained more fully in the attached proxy statement, which you are encouraged to read.

The Board of Directors (the “Board”) recommends that you elect the directors nominated by the Board and approve the foregoing proposals and urges you to return your signed proxy card, or cards, at your earliest convenience, whether or not you plan to attend the annual meeting in the accompanying business reply envelope so that your shares will be represented at the annual meeting. This will not limit your right to vote in person or attend the meeting.

Thank you for your continued interest in and support of your Company.

Very truly yours,

Roni Appel
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
ADVAXIS, INC.
TO BE HELD
June 6, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”, “Advaxis”, “us” or “we”) will be held at the Company’s office at The Technology Center of New Jersey, 675 Route One, Suite 119, North Brunswick, New Jersey 08902, on Tuesday, June 6, 2006 at 10:00 a.m. local time, to consider and act upon the following:

1.

The election of six directors to serve for a period of one year and thereafter until their successors shall have been duly elected and shall have qualified.

2.

A proposal to approve the Company’s 2005 Stock Option Plan.

3.

A proposal to approve reincorporating the Company from the state of Colorado to the state of Delaware by merging the Company into its wholly-owned subsidiary.

4.

A proposal to ratify the appointment by the Board of Directors of Goldstein Golub Kessler LLP as auditor of the Company’s financial statements for the year ending October 31, 2006.

5.

The transaction of such other business as may properly come before the meeting or any adjournment thereof that were not known a reasonable time before the solicitation.

The Board of Directors has fixed the close of business on March 31, 2006 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

/s/ Roni Appel
Roni Appel
President and Chief Executive Officer
Princeton, New Jersey
May 19, 2006

ADVAXIS, INC.
The Technology Center of New Jersey
675 Route 1, Suite 119
North Brunswick, New Jersey 08902

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held June 6, 2006

INTRODUCTION

This proxy statement (this “Proxy Statement”) is being furnished to stockholders of Advaxis, Inc. (the “Company”, “Advaxis”, “us” or “we”) in connection with a solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s office at The Technology Center of New Jersey, 675 Route One, Suite 119, North Brunswick, New Jersey 08902 on June 6, 2006, at 10:00 a.m. local time and any adjournments or postponements thereof. At the Annual Meeting, the Board will propose that the Company’s stockholders elect six nominees, to the Board to serve until the next annual meeting of stockholders to be held and until their successors are elected and qualified, and proposals (i) to approve the Company’s 2005 Stock Option Plan, (ii) to approve the reincorporation of the Company from a Colorado corporation to a Delaware corporation by merging the Company into its wholly-owned subsidiary, and (iii) to ratify the appointment by the Board of Goldstein Golub Kessler LLP as auditor of the Company’s financial statements for the year ending October 31, 2006, and to vote on such other matters as may lawfully come before the meeting.

Stockholders Entitled to Vote

Only holders of record of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the close of business on March 31, 2006 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. At the close of business on the Record Date, there were 38,423,007 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

Voting; Revocation of Proxy; Quorum and Vote Required

A form of proxy is enclosed for use at the Annual Meeting. Each proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Annual Meeting, by submitting a duly executed, later-dated proxy, or by attending the Annual Meeting and voting at the meeting. Attendance at the Annual Meeting is not by itself sufficient to revoke your proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If the proxy is signed but no specification is given otherwise the shares will be voted FOR the Board’s nominees for election to the Board and FOR each of the proposals referred to above.

A third of the shares outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Accordingly, since the election of directors will be effected by a plurality vote, abstentions and broker non-votes will not affect the outcome of the election of directors. Since approval of the proposal to reincorporate the Company from a Colorado corporation to a Delaware corporation requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions and broker non-votes will have the same effect as negative votes. Since each of the proposals to approve the Company’s 2005 Stock Option Plan and to ratify the appointment of the independent auditors requires the affirmative vote of a majority of the shares cast in person or by proxy on the proposal, abstentions on each of those proposals will have the same effect as negative votes but broker non-votes will not affect the outcome.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this Proxy Statement, by submitting a properly executed proxy bearing a later date, by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority on the election of any of the directors and to vote for, against or abstain on each of the other proposals.

Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

It is anticipated that this Proxy Statement, the enclosed proxy card and the Annual Report to Stockholders for the year ended October 31, 2005 will be mailed to the Company’s stockholders on or about May 19, 2006.

Costs and Method of Solicitation

Solicitation of proxies may be made by directors and officers of the Company by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. We will not solicit proxies via the Internet, such as Internet chat rooms and/or posting on websites. The entire cost of soliciting proxies will be borne by the Company. Upon request, the Company will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

Principal Office

The Company’s principal office is located at The Technology Center of New Jersey, 675 Route 1, Suite 119, North Brunswick, New Jersey 08902, and its telephone number is (732) 545-1590.

Principal Stockholders

The following table sets forth certain information with respect to the beneficial ownership, as of March 31, 2006 of,

•

each person who is known by us to be the owner of record or beneficial owner of more than 5% of our outstanding Common Stock;

•

each of our current directors;

•

our chief executive officer and each of our executive officers; and

•

all of our current directors and executive officers as a group.

As used in the table below and elsewhere in this Proxy Statement, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following March 31, 2006 (the “60 Day Period”). Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Except as otherwise noted below, the address of each of the persons in the table is The Technology Center of New Jersey, 675 Route One, Suite 119, North Brunswick, NJ 08902.

Name and Address of Beneficial Owner	Number of Shares of Registrant Common Stock Beneficially Owned as of March 31, 2006		Percentage of Class Beneficially Owned

J. Todd Derbin(1)(2)	2,195,033	(3)	5.47%
Roni Appel(1)(2)	5,372,160	(4)	13.16%

Name and Address of Beneficial Owner	Number of Shares of Registrant Common Stock Beneficially Owned as of March 31, 2006		Percentage of Class Beneficially Owned

Richard Berman(1)	440,000	(5)	1.13%
Dr. James Patton(1)	2,930,379	(6)	7.60%
Dr. Thomas McKearn(1)	524,876	(7)	1.35%
Martin Wade(1)	150,000		0.39%
Dr. Vafa Shahabi(2)	230,000		0.60%
Dr. John Rothman(2)	590,000		1.52%
Fredrick Cobb(2)	150,000		0.39%
Estate of Scott Flamm(1)	2,914,989	(8)	7.53%
The Trustees of the University of Pennsylvania Center for Technology Transfer, University of Pennsylvania 3160 Chestnut Street, Suite 200 Philadelphia, PA 19104-6283	6,339,282		16.50%
Nathan Low c/o Sunrise Securities Corp. 641 Lexington Ave-25fl New York, NY 10022	3,343,019	(9)	8.70%
Amnon Mandelbaum c/o Sunrise Securities Corp. 641 Lexington Ave-25fl New York, NY 10022	2,929,511	(10)	7.62%
Harvest Advaxis LLC 30052 Aventura, Suite C Rancho Santa Margarita, CA 92688		(11)	—
Cornell Capital Partners LP 101 Hudson Street, Suite 3700 Jersey City, New Jersey 07302		(12)	(12)
All Directors and Officers as a Group (9 people)	12,582,450	(13)	28.36%

——————

*

Based on 38,423,007 shares of Common Stock outstanding as of March 31, 2006.

(1)

Director, Mr. Flamm had been a Director until his death in January 2006

(2)

Officer

(3)

Represents 469,982 shares, 1,356,236 options and 368,815 warrants to purchase shares.

(4)

Represents 2,620,760 shares, 14,449 warrants and 2,231,943 options owned by Mr. Appel and 355,528 shares and 149,480 options and warrants beneficially owned by Carmel Ventures, Inc. of which Mr. Appel is a controlling person; but does not include 58,580 warrants and 55,580 options owned by Mr. Appel and 355,528 warrants held by Carmel Ventures, Inc., because such warrants and options are not under the current circumstances, exercisable within the 60 Day Period.

(5)

Reflects 40,000 shares and 400,000 options.

(6)

Reflects 2,820,576 shares, 73,253 options and 36,551 warrants but does not reflect 147,716 warrants because such warrants are not under the current circumstances, exercisable within the 60 Day Period.

(7)

Reflects 179,290 shares and 345,586 options and warrants.

(8)

Reflects 125,772 shares and 91,567 options and 31,184 warrants owned by the estate and 2,621,325 shares and 45,141 warrants beneficially owned by Flamm Family Partners LP, of which the estate is a partner, but does not reflect 125,772 warrants because such warrants are not under the current circumstances, exercisable within the 60 Day Period.

(9)

Reflects 1,124,253 shares owned by Mr. Low, 1,742,160 shares and 93,331 warrants held by SEP, but does not include 761,971 warrants held by Mr. Low and 1,648,829 warrants held by Level Counter LLC (“LC”) because such warrants are not, under current circumstances, exercisable within the 60 Day Period. Also does not reflect the 37,725 shares issuable to Mr. Low as a penalty and 34,843 shares issuable to SEP as a penalty. However, Mr. Low disclaims beneficial interest in securities owned by SEP except to the extent of his pecuniary interest therein. Also includes 383,275 shares held by Sunrise Securities Corp., of which Mr. Low is sole stockholder and director, but does not include 672,539 warrants owned by Mr. Mandelbaum and 348,432 warrants held by Sunrise Securities Corp., because such warrants are not, under current circumstances, exercisable within the 60 Day Period nor does it reflect 14,634 shares issuable to Sunrise Securities Corp. as a penalty. Mr. Low’s beneficial ownership does not also include shares held by Sunrise Foundation Trust, a charitable trust of which Mr. Low is a trustee. Mr. Low disclaims beneficial ownership of shares held by Sunrise Foundation Trust.

(10)

Reflects 1,094,020 shares owned by Mr. Mandelbaum and 1,742,160 shares and 93,331 warrants held by SEP, but does not include 1,648,829 warrants held by SEP because such warrants are not, under the current circumstances, exercisable within the 60 Day Period and the 34,843 shares issuable to SEP as a penalty. Mr. Mandelbaum is a manager of LC, the general partner of SEP, and as such, is deemed to have beneficial ownership of the securities held by SEP. However, Mr. Mandelbaum disclaims beneficial interest in such shares except to the extent of his pecuniary interest therein.

(11)

Does not reflect 3,832,753 warrants because such warrants are not currently exercisable within the 60 Day Period. Mr. Robert Harvey is the manager of Harvest Advaxis LLC.

(12)

Cornell Capital Partners LP (“Cornell”) acquired in February and March  2006, $3,000,000 principal amount of the Debentures along with 4,500,000 warrants. Cornell does not beneficially own any shares except through its ownership of the Debentures and warrants. The Debentures are convertible into 10,452,960 shares (assuming conversion at the Fixed Conversion Price of $0.287 per share or a larger number if converted at the “Market Conversion Price”). Cornell has agreed that it will not exercise its conversion and warrant exercise rights to the extent it would result in Cornell and its affiliates owning in the aggregate more than 4.9% of the outstanding voting shares.

(13)

Includes an aggregate of 5,936,314 options and warrants.

ITEM 1. ELECTION OF DIRECTORS

Board of Directors’ Nominees

The Board of Directors pursuant to the Company’s Bylaws has set the number of directors of the Board as of the Annual Meeting at six. The holders of Common Stock will elect six directors at the Annual Meeting, each of whom will be elected for a one-year term and until his successor is duly elected. The number of Directors has been set by the Board of Directors at six, including its current directors Messrs. J. Todd Derbin, Roni Appel, Richard Berman, Dr. James Patton and Dr. Thomas McKearn and Mr. Martin Wade, who was elected on March 29, 2006 as successor to Mr. Scott Flamm who passed away in January 2006.

The nominees of the Board were selected by a Nominating and Corporate Governance Committee (the “Committee”) consisting of Messrs. Derbin and Appel. The Board had not adopted a charter for the Committee. In selecting each of the nominees for the Committee identified and evaluated the current directors and their commitment to the policy of the Company and each individual’s qualifications and availability. The Committee believes that a nominee for director of the Company should have an appropriate level of sophistication, knowledge and understanding of the Company and the industry, stockholder relations and finance and accounting for publicly held companies. The Committee also considered the need to select as one of the nominees, a person who has the appropriate experience and financial background who could qualify as an “audit committee financial expert” within the meaning of the rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company did not engage any third party to assist in the process of identifying or evaluating candidates. The Company currently does not have a process for considering candidates put forward by stockholders.

The table below sets forth the names and ages, as of March 31, 2006, of each of the nominees, and the period during which each such person has served on the Board. Each of the nominees for director has agreed to serve if elected and has consented to being named in this Proxy Statement.

Except as otherwise noted below, the address of each of the persons in the table is The Technology Center of New Jersey, 675 Route 1, Suite 119, North Brunswick, New Jersey 08902.

Name	Age	Director Since

J. Todd Derbin	52	2004
Roni Appel	38	2004
Dr. James Patton	47	2004
Dr. Thomas McKearn	55	2004
Richard Berman	63	2005
Martin Wade	56	2006

The principal occupations and employment of each such person during the past five years is set forth below. In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.

J. Todd Derbin. Since January 1, 2006 Mr. Derbin has served as Chairman of the Board of Directors. Prior thereto, he served as the President, Chief Executive Officer and a director of Advaxis since November 2002. From 1996 until June, 2001, Mr. Derbin was the founder, Chairman of the Board of Directors, President, and Chief Executive Officer of Micrus Corporation, a market leader in the design and development of highly differentiated and proprietary interventional neuroradiology devices and delivery systems. From 1992 until 1996, he served as Director of Corporate Business Development, Commercial Director – Cardiovascular and Director of Strategic Planning, Mergers & Share Exchanges with Biocompatibles International, plc, a UK biotechnology/biomedical Company. Prior to 1992, Mr. Derbin served as Chief Executive Officer of Syncare Corporation, developers of synthetic wound care products and drug delivery systems. His 20 year tenure in life sciences includes senior management, strategic and operational positions with CollaTec, Inc., a subsidiary of Marion Merrell Dow, and American Medical Products Corporation’s domestic and international divisions. He began his career at Procter & Gamble and American Hospital Supply Corporation (Baxter) where he held marketing positions. Mr. Derbin is an alumnus of Wilkes College and the Wharton School of the University of Pennsylvania.

Roni A. Appel. Mr. Appel has served since January 1, 2006 as our President and Chief Executive Officer and since November 2004 as a member of our Board of Directors and as our Secretary and Chief Financial Officer. Prior thereto he served as Advaxis’ Secretary and Chief Financial Officer since it was formed in February 2002. Since January 1999, Mr. Appel has been a partner and managing director in LV Equity Partners (fka LibertyView Equity Partners). From 1998 until 1999, he was a founder and the director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his MBA at Columbia University.

Dr. James Patton. Dr. Patton has served as Chairman of our Board since November 2004. Prior thereto, he served as Chairman of Advaxis’ Board since February 2002 and as Advaxis’ Chief Executive Officer from February 2002 to November 2002. Additionally, since February 1999, Dr. Patton has served as the President of Comprehensive Oncology Care, LLC, which owns and operates a cancer treatment facility in Exton, Pennsylvania and as Vice President of Millennium Oncology Management, Inc., which provides technical services for oncology care to four sites. From February 1999 to September 2003, Dr. Patton served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey (“LibertyView”). From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from the University of Pennsylvania’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis.

Dr. Thomas McKearn. Dr. McKearn has served as a member of our Board since November 2004. Prior thereto he served as an Advaxis director since July 2002. He has 20 plus year experience in the translation of biotechnology science into innovative products that address unmet medical needs in oncology. First as one of the founders of Cytogen Corporation, then as an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb and now as the VP. Medical Affairs at GPC-Biotech, McKearn has always worked at bringing the most innovative scientific findings into the clinic and through the FDA regulatory process for the ultimate benefit of patients who need better ways to cope with their afflictions. Prior to entering the then-nascent biotechnology industry in 1981, McKearn did his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania.

Richard Berman. For the past five years, Mr. Berman, who was elected to the Board in September 1, 2005, has been Chairman and CEO of Internet Commerce Corporation, an internet supply chain company. He is also Chairman of a financial services company and Candidate Resources, Inc., a company which delivers human resources services over the web. He is a Director of seven public companies, Dyadic International, Inc., International Microcomputer Software, Inc., Internet Commerce Corporation, MediaBay, Inc., NexMed, Inc., GVI Security Solutions, Inc., and Financial Services Co., which he serves as chairman. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the mergers and acquisitions and Leverage Buyout Departments. He is a past Director of the Stern School of Business of NYU where he earned a B.S. and an M.B.A. He also has law degrees from Boston College and The Hague Academy of International Law.

Martin R. Wade III. Mr. Wade was appointed to the Board on March 29, 2006. From August 2001 to present, Mr. Wade has served as Chief Executive Officer of International Microcomputer Software Inc., a software development and publishing firm. From May 2000 to present, Mr. Wade has also served Bengal Capital Partners, LLC, a merger and acquisition firm, as Chief Executive Officer. Mr. Wade currently serves as a member of the Board of Directors of the following publicly traded companies: International Microcomputer Software Inc. [OTC], Alliance One, Inc. [NYSE], Nexmed [OTC] and Command Security Corp. [OTC]. In addition to his position on the Board of Directors of Command Security Corp., Mr. Wade also serves as the Chairman of the Audit Committee. From April 2000 until December 2001, Mr. Wade served as Chief Executive Officer, Executive Vice President and as a member of the Board of Directors of Digital Creative Development Corporation, an acquisition and investment company. From June 1998 until April 2000, Mr. Wade served as Managing Director of Investment Banking for Prudential Securities, Inc., which is the securities subdivision of Prudential Insurance. Prior to joining Prudential Securities, Inc. in 1998, Mr. Wade served in progressive management roles with Bankers Trust Company, Lehman Brothers, CJ Lawrence, Morgan Grenfell, Price Waterhouse Company and Salomon Brothers over a 23 year period. Mr. Wade has been deeply involved in mergers and acquisitions, corporate finance and investment banking throughout his career. Mr. Wade received a Master of Business Administration in Finance from the University of Wyoming in 1975 and a Bachelor of Science in Business Administration from West Virginia University in 1971. From 1971 through 1975, Mr. Wade also served as a Captain in the United States Air Force.

There is no family relationship between the persons nominated or chosen by the Company to become directors.

Board Meetings

During the year ended October 31, 2005, our Board held three meetings and took action by written consent on three occasions. During the year ended October 31, 2004, our Board held three meetings and took action by written consent on seven occasions.

Committees

The Board has an Audit Committee consisting of Mr. Berman and Dr. Patton. Mr. Berman qualifies as an audit committee financial expert.

The Company deems the members of its Audit Committee to be independent as defined in the rules of the NASDAQ Stock Market a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee Report:

The Audit Committee is authorized to review the results of the audit engagement with the independent registered public accounting firm; identify irregularities in the management of our business in consultation with our independent accountants, and suggest an appropriate course of action; review the adequacy, scope, and results of the internal accounting controls and procedures; review the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; review the auditors’ fees; and recommend the engagement of auditors to the full Board.

The Compensation Committee which consists of Mr. Berman and Dr. McKearn determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

The Nominating and Corporate Governance Committee consisting of Messrs. Derbin and Appel are authorized to select the nominees of the Board for election as directors. The nominees for election as directors were selected by the Committee and approved by the Board.

Compensation of Directors

Only non-employee directors are compensated for serving as directors. Mr. Berman will receive a director’s fee of $2,000 per month in cash or company stock and was granted options for the purchase of 400,000 shares of Common Stock vesting over four years on a quarterly basis in 2005. Dr. McKearn and Mr. Wade were both granted options for the purchase of 150,000 shares of Common Stock vesting over three years on a quarterly basis in March 2006. They are reimbursed for related expenses.

Voting for Directors

Unless a stockholder either indicates “withhold authority” on his proxy card or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons nominated as directors to serve until the next annual meeting of stockholders and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be or refuses to be a candidate for election.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES OF THE BOARD OF DIRECTORS DESCRIBED ABOVE.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and each holder of 10% or more of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require our executive officers, directors and 10%-or-greater shareholders to give us copies of all Section 16(a) forms that they file with the SEC.

Based solely on our review of these forms, or written representations from reporting persons, we understand that our executive officers, dirctors and 10%-or-greater shareholders complied with all applicable filing requirements through March 31, 2006 except for the following: Messrs. Appel, Derbin, Patton and McKearn are late on Form 4. Dr. Rothman and Mr. Wade are late on filing Form 3’s.

Compensation of Our Officers and Directors.

We entered into a consulting agreement with LVEP Management, LLC (“LVEP”) which is controlled by the estate of Scott Flamm, a former director and a principal shareholder. LVEP employs Mr. Roni Appel, President, Chief Executive Officer, Chief Financial Officer, a director and a principal shareholder of the Company and had employed Mr. Flamm. Pursuant to the consulting agreement, dated as of January 19, 2005, and amended on April 15, 2005, and further amended on October 31, 2005, LVEP is to provide various financial and strategic consulting services to us.

Under the October 31, 2005 amendment the initial term of the consulting agreement was extended until December 31, 2007 and thereafter the term of the agreement is to be automatically extended for one year periods unless we notify LVEP at least 60 days prior to the end of term of our intent not to extend. In addition, the consulting agreement may be terminated by us for any reason upon 60 days prior notice or by LVEP upon 45 days prior notice. Upon such notice all compensation and bonuses payable under the consulting agreement are to continue until the end of the term or twelve (12) months from such termination. In consideration for providing the consulting services, under the consulting agreement as amended, LVEP receives compensation of $250,000 per year payable at the rate of $20,833.33 per month for the term of the agreement, reimbursement of benefits which it provides to its most senior executives (payroll tax, health care, vacation and 401 K plan participation) and  reimbursement of approved expenses in connection with providing the consulting services. LVEP has paid and intends to continue to pay all such compensation to Mr. Appel. The consultant received a bonus payment at the end of 2005 of $70,000. In subsequent years the bonus is to equal 40% of the base consulting compensation. At the election of the Company or of LVEP up to 100% of the bonus may be paid in Common Stock of the Company. Additionally, LVEP is to receive additional options to purchase shares of Common Stock of the Company bringing options held by LVEP (including the 3% previously granted) to 5% of the outstanding shares and options of the Company as of December 31, 2005. The incremental options (1,173,179) vest monthly over four years commencing in April, 2005. LVEP has assigned such options to Mr. Appel.

The aggregate compensation paid to our executive officers, including stock based compensation, for the year ended December 31, 2003, the ten months ended October 31, 2004 and the twelve months ended October 31, 2005 was approximately $210,000, $235,000 and $669,250, respectively, including the payment made by LVEP to Mr. Appel. No amount was set aside or accrued to provide pension, severance, retirement, or similar benefits or expenses.

There were no interlocking relationships between us and other entities that might affect the determination of the compensation of its directors and executive officers except for the LVEP consulting agreement.

Summary Compensation

The following table sets forth the compensation earned during the year ended December 31, 2003, the ten months ended October 31, 2004 and the twelve months ended October 31, 2005 by our former and current chief executive officers and those other executive officers whose compensation in any one of those periods was at least $100,000:

Name and Principal Position	Year(1)	Annual Compensation					Long Term Compensation Awards
		Salary($)		Bonus($)		Other*	Securities Underlying Options
J. Todd Derbin President, Chief Executive Officer	2005	$225,000		$45,000	(4)		684,473	(5)
	2004	$125,000		$60,000	(4)		—
	2003	$150,000					1,172,727	(5)

Roni Appel Secretary, Chief Financial Officer, and Director	2005	$139,250	(2)	$35,000			1,114,344	(2)
	2004	$50,000	(3)				35,218
	2003	$60,000	(3)				42,262

Dr. John Rothman Vice President – Clinical Development(6)	2005	$141,667	(6)				360,000
	2004	—

——————

*

None of the officers listed received prerequisites from us which exceed more than the lesser of $50,000 or 10% of the officer’s total compensation.

(1)

Information for 2004 reflects the ten months ended October 31, 2004.

(2)

Mr. Appel’s compensation in year 2005 was paid through our consulting agreement with LVEP Management, LLC. See “Compensation of Directors and Officers”.

(3)

Represents consulting fees of $60,000 in 2003 and fees of $50,000 in the 10 months ended October 31, 2004 paid to Carmel Ventures, Inc., of which he is a principal stockholder. He assigned $35,000 of such fees to Mr. Scott Flamm.

(4)

Mr. Derbin’s stock option award was based in his employment contract. His 2003 bonus of $60,000 was paid in 2004 by the issuance of 307,377 shares of Common Stock of the Company on the basis of a price of $0.1952 per share and was two-third’s of the maximum amount of $90,000 he could have been awarded. The basis for this bonus was the successful conclusion of several matters of great importance to the Company including:

– extending the patent portfolio and moving it to the care of competent patent counsel;

– creating grant opportunities for the Company;

– scaling up manufacturing; and

– creating certain collaboration opportunities.

In determining Mr. Derbin’s bonus, the Board acted in part on a discretionary basis. His 2004 bonus of 45,000 was paid in 2005 by issuance of 156,794 shares of the Company’s Common Stock based on $0.287 per share.

(5)

Pursuant to an employment agreement, only 928,441 of the options granted in 2003 had vested, and only 427,796 of the options granted in 2005 had vested on termination of the agreement on December 31, 2005. The balance of the options were cancelled.

(6)

Dr. Rothman entered our employ on March 7, 2005 and included in his salary was the issuance of 80,000 shares of Common Stock.

Option Grants in Recent Fiscal Years

The following table sets forth information concerning grants of stock options during the year ended December 31, 2003, the 10 month period ended October 31, 2004 and the year ended October 31, 2005 to each of the individuals listed in the table under “Compensation of our Officers”. The potential realizable values shown in the table are net of exercise price, but before deduction of taxes. They do not represent our estimate or projection of the purchase price of our Common Stock price.

Individual Grants

Name	Year						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)
		Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date
							5%	10%
J. Todd Derbin(1) President and Chief Executive Officer	2005	427,796	(1)	13%	$0.29	2/1/2015	$78,034	$197,753
	2004	—			—	—	—	—
	2003	928,441	(2)	86%	0.195	11/1/2012	$113,878	$288,587

Roni Appel Secretary and Chief Executive Officer	2005	1,114,344	(3)	34	$0.29	3/31/2015	$201,165	$509,788
	2004	35,218		27%	$0.35	11/1/2012	$7,753	$19,648
	2003	42,262		4%	$0.35	11/1/2012	$9,304	$23,578

Dr. John Rothman Vice President	2005	360,000		11%	$0.29	3/1/2015	$64,988	$164,692

——————

(1)

684,473 options were granted to under the 2005 option plan to Mr. Derbin, of which 256,677 options were surrendered pursuant to a termination of employment agreement.

(2)

Under the 2003 plan (which was succeeded by its 2004 plan) 1,172,767 options were granted to Mr. Derbin of which 244,326 options were surrendered pursuant to a termination of employment agreement.

(3)

Reflects the grant in April 2005 equal to 3% of the outstanding shares and other options made. Does not reflect a grant in January 2006 post fiscal year end increasing the number of options to 5% of the shares and options of the Company which was made in the current fiscal year.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

No options were exercised by an officer in the year ended December 31, 2003, the 10 months ended October 31, 2004 and the 12 months ended October 31, 2005. The following table sets forth the value of unexercised options with respect to each of the executive officers named under the compensation table.

Name	Year	Shares Acquired on Exercise	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Todd Derbin President, Chief Executive Officer, and Director	2005	0	1,273,135	83,101	$47,033	$4,017
	2004	0	586,382	586,382	$53,947	$51,015
	2003	0	293,191	879,575	$26,974	$80,921

Roni Appel Secretary, Chief Financial Officer, and Director	2005	0	254,075	951,835	$—	$—
	2004	0	91,567	—	$—	$—
	2003	0	49,305	—	$—	$—

Dr. John Rothman VP	2005	0	0	360,000	$—	$—

——————

(1)

Certain of the options are immediately exercisable for all the option shares as of the date of grant but any shares purchased are subject to repurchase by us at the original exercise price paid per share if the optionee ceases service with us before vesting in such shares.

(2)

The values are based on the difference between (i) of $0.25, the highest-bid price on October 31, 2005 quoted on the OTCBB. the fair market value of our Common Stock at fiscal year end of $0.195 per share prior to November 11, 2004, and $0.287 per share post November 11, 2004, determined by the board to be equal to our Private Placement price per share and (ii) the exercise price.

2004 Stock Option Plan

Our Board of Directors adopted and stockholders approved in November 2004 the 2004 Stock Option Plan (“2004 Plan”). The 2004 Plan provides for the grant of options to purchase up to 2,381,525 shares of our Common Stock to employees, officers, directors, consultants and others who are eligible to receive options under either plan. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees.

The Plan is administered by “disinterested members” of the Board of Directors or the compensation committee, who determine, among other things, the individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Board of Directors, but shall not, however, be less than 85% of the fair market value per share of Common Stock on the date the option is granted. The aggregate fair market value of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Board of Directors to the extent exercisable on the date of termination. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

Options may not be granted under the Plan after November 11, 2014. Subject to a number of exceptions, holders of incentive stock options granted under the Plan cannot exercise these options more than ten years from the date of grant. Options granted under the Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no cash investment.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the Plan.

See “ Item 2. Proposal to Approve the 2005 Stock Option Plan”

Security Ownership of Our Named Executive Officers

Name	Number of Shares of Common Stock Beneficially Owned as of March 31, 2006		Percentage of Class Beneficially Owned*
J. Todd Derbin	2,195,033	(1)	5.47%
Roni Appel	5,372,160	(2)	13.16%
Dr. John Rothman	590,000	(3)	1.52%
All Directors and Officers as a Group (9 people)	12,582,450	(4)	28.36%

——————

*

Based on 38,423,007 shares of Common Stock outstanding as of March 31, 2006.

(1)

Reflects 469,982 shares, 1,356,236 options and 368,815 warrants.

(2)

Represents 2,620,760 shares, 14,449 warrants, 2,231,943 options and 355,528 shares and 149,480 options and warrants beneficially owned by Carmel Ventures, Inc. of which Mr. Appel is a controlling person but does not include 58,580 warrants, and 55,580 options held by Mr. Appel and 355,258 warrants held by Carmel Ventures, Inc. because such warrants and options are not under the current circumstances, exercisable within the sixty days of March 31, 2006.

(3)

Reflects 80,000 shares and 510,000 options to purchase shares.

(4)

Includes an aggregate of 5,936,314 options and warrants.

Except as otherwise set forth, information on the stock ownership of each person was provided to the Company by such person.

Other than the 2004 Plan and the proposed 2005 Stock Option Plan, the Company does not have any compensation plans or arrangements benefiting employees or non-employees under which equity securities of the Company are authorized for issuance in exchange for consideration in the form of goods or services. See “Item 2. Proposal to Approve 2005 Stock Option Plan”.

ITEM 2. PROPOSAL TO APPROVE 2005 STOCK OPTION PLAN

The Board in June 2005 approved, subject to stockholders’ approval, the Company’s 2005 Stock Option Plan (the “2005 Plan”), a copy of which is attached to this Proxy Statement as Annex A. The 2005 Plan authorizes the grant of options to employees of the Company or its subsidiaries, individuals performing consulting services to the Company or its subsidiary, directors of the Company or its subsidiary who are not employees of the Company or its subsidiary, and employees and consultants of a corporation which has been acquired by the Company or its subsidiary.

As of March 31, 2006, there were 5,600,000 shares of Common Stock authorized under the 2005 Plan. The Board, subject to the approval by the Company’s stockholders of the 2005 Plan, has granted under the 2005 Plan options to purchase an aggregate of 4,385,319 shares of Common Stock with exercise prices ranging from $0.22 to $0.287 per share, including options for 510,000 shares to Dr. Rothman, and options for 150,000 shares to Fredrick D. Cobb who was appointed Vice President -Finance on February 20, 2006.

The following table sets forth information regarding options granted under the 2005 plan previously granted by the Company to each of the Company’s executive officers named under the “Compensation of Officers and Directors”, all current executive officers as a group, all current directors who are not executive officers as a group and all employees other than executive officers as a group:

Name and Position	Number of Stock Options Previously Granted	Weighted Average Exercise Price
J. Todd Derbin, Director	427,796	$0.287
Roni Appel	2,287,523	$0.253
Executive Officer Group (5 persons)	3,375,319	$0.26
Non-Executive Directors Group (4 persons)	550,000	$0.280
Non-Executive Employee Group (1 persons)	60,000	$0.260

The 2005 Plan may not be amended to increase the maximum number of shares which may be granted under the 2005 Plan (except under the anti-dilution provisions contained therein) or to change the class of persons to whom options may be granted without the affirmative vote of holders of the Company’s Common Stock.

The last reported sale price of the Company’s Common Stock (symbol “ADXS.OB”) on the Over the Counter Bulletin Board on May 10, 2006, was $0.28 per share.

The proceeds received by us upon the exercise of the stock options granted under the 2005 Plan will be used for general corporate purposes.

Financial Statement Treatment of Options

Currently, the Company expenses the fair value of equity-based awards, such as stock options granted or modified in accordance with generally accepted accounting principles (GAAP) in the United States of America. Modifications such as lowering the exercise prices or extending the expiration dates could result in material additions to the Company’s non-cash expenses.

The 2005 Plan permits the Company to grant both incentive stock options (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Code, and other options which do not qualify as Incentive Stock Options (the “Non-Qualified Options”).

Unless earlier terminated by the Board, the 2005 Plan (but not outstanding options) terminates on December 31, 2014, after which no further awards may be granted under the 2005 Plan. The 2005 Plan is administered by the full Board or, at the Board’s discretion, by a committee of the Board consisting of at least two persons who are “disinterested persons” defined under Rule 16b-2(c)(ii) under the Exchange Act (the “Stock Option Committee”). As of March 31, 2006, the Board has not appointed a Stock Option Committee.

Recipients of options under the 2005 Plan (“Optionees”) are selected by the Board or the Stock Option Committee. The Board or Stock Option Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The minimum per share purchase price of options granted under the 2005 Plan for Incentive Stock Options is the Fair Market Value (as defined in the 2005 Plan) or for Nonqualified Options is 85% of Fair Market Value of one share of the Common Stock on the date the option is granted.

Optionees have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The purchase price upon the exercise of options may be paid in cash, by certified bank or cashier’s check, by tendering stock held by the Optionee, as well as by cashless exercise either through the surrender of other shares subject to the option or through a broker. The total number of shares of Common Stock available under the 2005 Plan, and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

The Board may at any time terminate the 2005 Plan or from time to time make such modifications or amendments to the 2005 Plan as it may deem advisable and the Board or Stock Option Committee may adjust, reduce, cancel and regrant an unexercised option if the fair market value declines below the exercise price except as may be required by any national stock exchange or national market association on which the Common Stock is then listed. In no event may the Board, without the approval of stockholders, amend the 2005 Plan to increase the maximum number of shares of Common Stock for which options may be granted under the 2005 Plan or change the class of persons eligible to receive options under the 2005 Plan.

Subject to limitations set forth in the 2005 Plan, the terms of option agreements will be determined by the Board or Stock Option Committee, and need not be uniform among Optionees.

Federal Income Tax Consequences. The following is a brief discussion of the Federal income tax consequences of transactions under the 2005 Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Options

No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Stock Option, except as noted below with respect to the alternative minimum tax. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Optionee’s employer for federal income tax purposes.

Except as noted below for corporate “insiders,” if the Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee’s employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a Non-Qualified Option.

For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Stock Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-Qualified Option. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her “regular” income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

Non-Qualified Options

Except as noted below for corporate “insiders,” with respect to Non-Qualified Options: (1) no income is realized by the Optionee at the time the option is granted, except for options which vest immediately if granted at an exercise price less than fair market value; (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

As a result of a recent ruling by the Internal Revenue Service (the “IRS”), if a granted Non-Qualified Option contains an exercise price below fair market value on the date of grant, the Optionee will realize on the first date the option is exercisable ordinary income in an amount equal to the difference between the exercise price and the fair market value on the date of grant.

Special Rules Applicable to Corporate Insiders

As a result of the rules under Section 16(b) of the Exchange Act, “insiders” (as defined therein), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

Benefits. Inasmuch as awards to all participants under the 2005 Plan will be granted at the sole discretion of the Board or Stock Option Committee, such benefits under the 2005 Plan are not determinable.

Vote Required. Approval of the 2005 Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company voting, in person or by proxy, at the Annual Meeting.

Recommendation. The Company believes in attracting or retaining employees, management personnel and consultants, the attraction of options has diminished importance if it represents a decreased portion of the voting equity of the Company. Accordingly, in view of the recent sale of our secured convertible debentures and the accompanying warrants in a recent private placement which are convertible into and exercisable for at least 16,834,495 shares of Common Stock or a much larger amount if converted at a market price of the Common Stock which is less than $0.287 per share, the Company believes the 2005 Plan will enhance its efforts to attract and retain individuals with good ability to service the Company, motivate their efforts and serve the business interests of the Company, while reducing the cash payments which the Company would otherwise be required to make to accomplish such purposes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE 2005 STOCK OPTION PLAN.

ITEM 3. PROPOSAL TO REINCORPORATE AS A DELAWARE CORPORATION

The Board of Directors has adopted a Plan and Agreement of Merger, a copy of which is attached to the Proxy Statement as Annex B with its wholly owned subsidiary, also named Advaxis, Inc., a Delaware corporation (the “Delaware Company”) providing for the merger of the Company with the survivor to be the Delaware corporation and the stockholders of the Company to be the stockholders of the surviving Delaware corporation. Each outstanding share of Common Stock of Advaxis will be converted into one share of the common stock of the Delaware Company (the “Merger”).

The Delaware Company’s certificate of incorporation is the same as the current articles of incorporation of the Company, except for limited provisions such as the registered office for Delaware. See Annex C hereto.

The principal purpose of the Merger is to change the state of incorporation of the Company from Colorado to Delaware and thereby to take advantage of several features of Delaware corporate law which are expected to help us facilitate our corporate actions. The Merger itself will not involve any change in the business, assets, properties, or management (i.e. the directors and officers) of the Company and the Delaware Company will remain responsible for all of the liabilities of the Company and the liabilities of the Delaware Company. Such changes will be effective only upon the filing of the related Certificate of Merger with Delaware and Articles of Merger with Colorado.

For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of the prominence of the State of Delaware as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the Delaware General Corporation Law (“DGCL”) and establishing public policies with respect to corporations incorporated in Delaware.

Consequently, DGCL law is comparatively well known and understood. The Company anticipates that, as in the past, DGCL will continue to be interpreted and explained in a number of significant court decisions. Stockholders should be aware, however, that the DGCL has been publicly criticized on the grounds that it does not afford minority stockholders all the same substantive rights and protections that are available under the laws of a number of other states and that, as a result of the Merger, the rights of stockholders will change in a number of important respects. Below is a comparison of material stockholder rights under the laws of the Colorado Business Corporation Law (the “CBCL”), the current law governing the Company and its articles of incorporation, with the DGCL.

Capital Stock

The articles of incorporation of the Company and the certificate of incorporation of the Delaware Company provide for an authorized capital stock of 505,000,000 shares of which 500,000,000 shares are Common Stock par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share. There are outstanding as of March 31, 2006, 38,423,007 shares of the Company’s common stock which held of record by approximately 200 stockholders. No shares of preferred stock are outstanding.

The Board, under the certificate of incorporation of the Delaware Company and the articles of incorporation of the Company, is authorized to issue the preferred stock is such series as it may determine with such rights including as to dividend, voting, liquidation or conversion as it may determine.

Voting Rights on Extraordinary Transactions

Colorado. Under the CBCL, the holders of the Company’s common stock have the right to vote, as a separate class on, among other things: (i) a plan of merger or a plan of share exchange, and (ii) a proposal to dissolve the corporation or to revoke the dissolution of the corporation. In addition, under the CBCL, the holders of common stock are entitled to vote, as a separate class, on any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company, which would include a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company to any subsidiary of the Company that is not a direct or indirect wholly owned corporation. The foregoing actions require approval by the holders at a duly held meeting of the holders of a majority of the outstanding shares of common stock or in the absence of a meeting by the written consents of the holders of all of the Company’s common stock.

Delaware. Under the DGCL the foregoing actions requires approval of a majority of the outstanding voting shares of the corporation other than (i) participation in the share exchange, (ii) a sale, lease or exchange of all or substantially all of the property and assets to an entity wholly owned by the Delaware Company, or (iii) a disposition other than a sale, lease or exchange of all or substantially all the property of the Delaware Company.

Quorum

Both the CBCL and DGCL provide that unless otherwise provide by the certificate of incorporation or bylaws a quorum for a stockholders meeting is the holders of a majority of the shares entitled to vote on the matters presented. Both the Company’s and the Delaware Company’s bylaws provide that one-third of the votes entitled to be cast on a matter by a voting group shall constitute a quorum of that voting group for action on a matter.

Number of Directors

Both the CBCL and DGCL permit a board of directors of one or more Directors.

Vote Required for the Election of Directors

The CBCL and DGCL provide that unless otherwise provided by the certificate or articles of incorporation or bylaws a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

Action by Stockholders Without a Meeting

Colorado. As required by the CBCL, the bylaws of the Company provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if all of the stockholders entitled to vote thereon consent to such action in writing and that such action is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

Delaware. The Delaware company’s bylaws, consistent with the DGCL, provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the bylaws of the Delaware Company contain the following two provisions which are not provided for by the current bylaws of the Company: (i) in order to be effective, all written consents must be delivered to the Delaware Company within 60 days of the earliest dated consent delivered to the Delaware Company, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Delaware Company.

Removal of Directors

Colorado. As required by the CBCL, the Company’s articles of incorporation and bylaws provide that any director may be removed, with or without cause, only by the holders of common stock, if the votes cast in favor of removal exceed the votes cast against removal.

Delaware. The bylaws of the Delaware Company provide the same right of removal of directors but consistent with the DGCL removal by the common stockholders may be effected with or without cause by a majority vote of the shares of common stock entitled to vote at an election of directors and that any director may be removed at any time for cause by the vote of a majority of the Board.

Indemnification

Colorado. The CBCL states that unless otherwise provided by the articles of incorporation, a corporation shall indemnify a person who was wholly successful on the merits or otherwise in the defense of any proceeding because of being a director against reasonable expenses incurred in connection with the proceedings. The Company’s articles of incorporation, consistent with the CBCL, provides that the Company may to the fullest extent permitted (i) by Section 7-109-10L of the CBCL indemnify directors, officers, employees and agents against expenses, liabilities and other matters; and (ii) eliminate or limit the personal liabilities of a director to the corporation or its shareholders under the CBCL, if such person acted in good faith and in a manner such person reasonably believed to be if in the best interests of the Company or with respect to a criminal proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful. No indemnification is to be made if such persons are adjudged to be liable to the Company for his own negligence or misconduct unless the court determines that such persons are fairly and reasonably entitled to indemnify. In addition, the CBCL requires the Company to give stockholders before the notice of the next stockholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation. The advance of expenses is to be made against an undertaking to return the advance if the director or officer is found not to have met the standard of care for such office.

Delaware. The certificate of incorporation and the bylaws of the Delaware Company similarly provide that the officers and directors of the Delaware Company are to be indemnified to the fullest extent permitted by Delaware law. Pursuant to authority conferred by Section 102 of the DGCL, the Delaware Company’s certificate of incorporation contains a provision providing that the personal liability of a director is eliminated to the fullest extent provided by the DGCL. The effect of this provision is that no director of the Delaware Company is personally liable to the Delaware Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director’s duty of loyalty to the Delaware Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends as provided in Section 174 of the DGCL and (iv) any transaction from which the director derived an improper personal benefit. This provision is intended to eliminate the risk that a director might incur personal liability to the Delaware Company or its stockholders for breach of duty of care. The certificate of incorporation also provides that if the Delaware Law is amended to eliminate or limit further the liability of directors, then the liability of a director of the Company shall be correspondingly eliminated or limited, without further stockholder action.

The bylaws of the Delaware Company prohibit indemnification if the officer or employee is adjudged to be liable unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The bylaws of the Delaware Company contain the following provisions not currently contained in the current bylaws of the Company: (i) a clarification that any repeal or amendment of the indemnification provisions contained in the bylaws of the Delaware Company will not adversely affect any right or protection in respect of any act or omission occurring prior to the time of such repeal or modification, and (ii) the Delaware Company will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding has been authorized by the board of directors of the Delaware Company.

Notice of Adjournments and Other Actions

Colorado. Consistent with the CBCL, the current bylaws of the Company require that (i) if the authorized shares of the Company are to be increased, at least 30 days’ notice shall be given to the stockholders of record and (ii) if a stockholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of the Company), notice shall be given to record holders as of the new record date.

Delaware. The bylaws of the Delaware Company provide for the same notice requirements as the current bylaws of the Company, except that consistent with the DGCL there is no set notice period for an increase in the authorized shares and the notice requirement in the case of adjournments is 30-days notice, rather than 120-day notice.

Record Date

Colorado. Consistent with the CBCL, the current bylaws of the Company provide that with respect to all actions requiring the fixing of a record date (including for distributions) other than a stockholder action by written consent, the record date is not to be less than 10 or more than 70 days before the meeting or action requiring a determination of stockholders. With respect to a stockholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.

Delaware. Consistent with the DGCL, the bylaws of the Delaware Company provide that (i) the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors, and (ii) in the case of an action by written consent, the record date must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors.

Amendment to the Articles (Certificate) of Incorporation

Colorado. Under the CBCL, amendments to the Company’s articles of incorporation, other than ministerial amendments authorized by the directors without stockholder action, may be proposed by the board of directors of the Company or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors of the Company must recommend the amendment to the stockholders, unless the amendment is being proposed by the stockholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment.

Delaware. Under the DGCL, stockholders are not entitled to enact, without the prior adoption by the board of directors, an amendment to the certificate of incorporation of the Delaware Company.

Amendment to the Bylaws

The bylaws of the Company and of the Delaware Company provide that the board of directors or stockholders may amend, restate or repeal the bylaws of the Company.

Dissolution

Under the CBCL and the DGCL, the board of directors may submit a proposal of voluntary dissolution to the stockholders of the Company entitled to vote thereon. The board of directors of the Company must recommend such dissolution to the stockholders as part of the dissolution proposal, unless the board of directors of the Company under the CBCL determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders. Under the DGCL, if the board of directors of the Delaware Company does not approve such dissolution, the stockholder vote required for approving a dissolution of the Delaware Company may only be effected by is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends

Colorado. Under the CBCL, payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of other stockholders receiving the dividend. The CBCL provides that no dividend may be paid on outstanding shares of capital stock with shares of another class without approval of the stockholders of the class from which the dividend is paid.

Delaware. The DGCL permits the payment of dividends out of (i) surplus, which it defines as the excess of the net assets of the corporation over the capital of the corporation, or (ii) if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Unless the board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value. There is no requirement as to a class approval of stock dividends on shares of another class.

Corporate Records (Form of Records)

Colorado. Under the CBCL, the Company is required to keep as permanent records minutes of all meetings of the stockholders and the board of directors of the Company, a record of all actions taken by the stockholders or the board of directors of the Company without a meeting, a record of all actions taken by a committee of the board of directors of the Company, and a record of all waivers of notices of meetings of stockholders and of the board of directors of the Company or any committee of the board of directors. In addition, the CBCL requires the Company to keep specific records at its principal office, including the Company’s articles of incorporation, the current bylaws of the Company and the minutes of all stockholders’ meetings, and records of all action taken by stockholders without a meeting, for the past three years.

Delaware. The DGCL provides that any records maintained by the Delaware Company in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that any specific records be kept at any particular place or for a specific period of time.

Examination of Books and Records

Colorado and Delaware. Under the CBCL and the DGCL, any record or beneficial stockholder of the Company may, upon five days’ written demand, inspect certain records, including of stockholder actions, minutes of stockholder meetings, communications with stockholders and recent financial statements. In addition, upon five days’ written demand, any such stockholder may inspect the list of stockholders and certain other corporate records, including minutes of the meetings of board of directors of the Company except that under CBCL the stockholder either has to (i) have been a stockholder for at least 3 months or (ii) be a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a stockholder. Under the DGCL, if the Delaware Company refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Substantial or Interested Stockholder Restrictions

Colorado. Under the CBCL the articles of incorporation of a corporation may provide (the Company’s articles of incorporation do not provide) that the shares of a “Substantial Stockholder” (a beneficial owner of more than 10% of the then issued outstanding shares of common stock) may not be voted with respect to any matter presented to the Company by the Substantial Stockholder; such excess shall be deducted from the total number of shares outstanding for purposes of determining the proportion of common stock required to approve a matter submitted for such stockholder approval or to constitute a quorum.

Delaware. Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (as hereinafter defined).

Section 203 of the DGCL provides, subject to a number of exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or an associate of an affiliate, who is an “interested stockholder” for a period of three years from the date that person became an interested stockholder unless:

•

the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;

•

the interested stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested stockholder, excluding shares owned by persons who are both officers and directors of the corporation, and the shares held by certain employee stock ownership plans; or

•

on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporations’ outstanding voting stock at an annual or special meeting, excluding the shares owned by the interested stockholder. Under Section 203 of the DGCL, an “interested stockholder” is defined as any person who is either the owner of 15% or more of the outstanding voting stock of the corporation or an affiliate or associate of the corporation and who was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

However, as permitted by the DGCL, the Delaware Company in its certificate of incorporation has opted out of Section 203 of the DGCL.

Dissenters’ (Appraisal) Rights

Colorado. Under the CBCL, stockholders are entitled to exercise dissenters’ rights in the event of certain mergers (including the proposed merger with the Delaware Company), share exchanges, sales, leases, exchanges, or other dispositions of all or substantially all of the property of the corporation. Stockholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. A merger between a corporation and its subsidiary in which it owns at least 90% of the outstanding shares will give rise under the CBCL to appraisal rights if as a result of the merger the certificate of incorporation or bylaws of the parent are amended other than as to limited provisions such as name and registered office.

Delaware. The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations but stockholders have no appraisal rights in a sale, lease, or exchange of all or substantially all of a corporation’s assets.

Derivative Actions

Colorado. Under the CBCL, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the stockholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

Delaware. The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCL, except that the DGCL does not (i) impose the reasonable cause requirement or (ii) require security.

Reacquisition of Stock by the Company

Colorado. Under the CBCL, the Company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.

Delaware. The DGCL requires that (i) all repurchases of shares be made of out of surplus and (ii) a purchase of shares redeemable at the option of the corporation not be made at a premium, an amount greater than its redemption price set forth in the certificate of incorporation.

Under the DGCL, shares of stock issued by the Delaware Company as fully paid and afterwards reacquired by the Delaware Company without applying “capital” in connection with such reacquisition have the status of “treasury shares” if the board of directors does not by resolution retire the shares reacquired. Treasury shares differ from stock that is authorized and unissued in that treasury shares that have a par value are freed from the requirement that they must be sold at not less than par.

Franchise Tax

Colorado. There is no franchise tax in Colorado.

Delaware. The DGCL requires corporations to pay franchise tax annually (current maximum is $165,000 a year).

BLANK CHECK CAPITAL STOCK

Both the Company’s articles of incorporation and the Delaware Company’s certificate of incorporation authorize the board of directors to issue up to 5,000,000 shares of preferred stock in one or more series, and to fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, voting rights, conversion privileges and other rights and limitations to the extent permitted by the corporate law.

Such blank check preferred stock may be issued in the future in connection with acquisitions, financings, or other matters as the board of directors or any authorized committee deems appropriate. In the event that any series are to be issued, a certificate of designation containing the rights, privileges, and limitations of such series of capital stock shall be filed with the Secretary of the State of Colorado or of Delaware, as the case may be. The effect of such blank check capital stock is that the Board alone, and subject to, federal securities laws and the applicable provisions of the CBCL or DGCL, as the case may be, are able to authorize the issuance of capital stock which could have the effect of delaying, deferring, or preventing a change in control of the Company or the Delaware Company without further action by their stockholders, and may adversely affect the voting and other rights of the holders of the outstanding shares of capital stock. The issuance of a series of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of the then outstanding shares of Common Stock, including the loss of voting control to others.

Federal Income Tax Consequences

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the IRS regarding the tax consequences of the Merger.

The Company believes that the Merger and the resulting reincorporation from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized upon consummation of the reincorporation merger and the receipt of the Delaware Company’s common stock; (ii) the aggregate tax basis of shares of Delaware Company’s common stock received in the Merger will be the same as the aggregate tax basis of shares of Company’s Common

Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware Company’s common stock received in the reincorporation merger will include the period for which shares of Company’s Common Stock were held.

The foregoing discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of the Company’s Common Stock, or any foreign, state, or local tax considerations. Accordingly, holders of the Company’s Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state, and local tax consequences to them as a result of the reincorporation merger.

Regulatory Approval

To the knowledge of the Company, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the Articles of Merger (including the Plan and Agreement of Merger) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

Termination

The Merger may be terminated, notwithstanding stockholder approval, by our Board at any time before consummation of the Merger if our Board determines that in its judgment the Merger does not appear to be in the best interests of our stockholders. In the event the Merger is terminated, the Company would remain as a Colorado corporation.

Exchange of Share Certificates

As soon as practicable on or after Merger, our stockholders of record on the effective date of the Merger immediately will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing their holdings of Common Stock in the Company to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted. Thereafter, the transfer agent will deliver to any holder who has submitted (i) a duly completed and executed transmittal letter and (ii) the stock certificate or certificates representing the holder’s shares of Common Stock, a stock certificate issued by us representing the number of shares of the Common Stock of the Delaware Company equal to the number of shares in the Company represented by the stock certificate submitted by the shareholders.

After the Merger but before a new certificate representing Common Stock is surrendered, certificates representing our Common Stock will represent the like number of shares of Common Stock of the Delaware Company.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing Common Stock following the Merger will represent the number of shares of Common Stock of the Delaware Company as the number of shares of the Common Stock of the Company before the Merger.

Rule 145 Exemption from Securities Act Registration

Pursuant to Rule 145 under the Securities Act of 1933, as amended (the “Securities Act”), the merger of the Colorado corporation into the Delaware Company and the exchange of our shares of Common Stock in the Colorado corporation into the shares of the Common Stock of the Delaware Company is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our Common Stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been lawfully sold before the change of domicile.

After the Merger, the Delaware Company’s stock as the Company’s Common Stock will be listed for trading on the Over the Counter Bulletin Board, and the surviving corporation will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of the Delaware Company’s common stock on the date they acquired their shares of the Company’s Common Stock. In summary, the Delaware Company and its stockholders will be in the same respective positions under the federal securities laws after the Merger as were the Company and its stockholders prior to the Merger.

Rights of Dissenting Stockholders

If the Merger is approved by the Company’s stockholders, a stockholder of the Company objecting to its terms may seek relief under Sections 100 to 301 of Chapter 113 of Title 7 of the CBCL, with certain exceptions, which do not apply to this Merger. An outline of such provisions follows, qualified by and reference to the full text of those sections which are attached hereto as Annex D hereto. Failure to comply with Sections 102, 103 and 201 may result in a termination or waiver of the rights of the dissenting stockholder.

1.

A stockholder claiming dissenter’s rights under Section 102 or 103 in connection with the Merger must be a record or beneficial owner of stock of the Company on the record date set for determining the stockholders entitled to vote on the Merger. A dissenting beneficial (but not record) owner (for example, the owner of shares held in “street name” by a broker) must assert his dissenter’s rights in coordination with and in the name of the record owner.

2.

If the dissenting stockholder claims dissenter’s rights in connection with the Merger, he must not have voted any of the shares he owns “For” the Merger. Failing to vote or abstaining from voting does not waive the dissenting stockholder’s rights. A proxy card returned to the Company signed, but not marked to specify voting instructions, will be voted “For” the Merger and will be deemed a waiver of the dissenter’s rights.

3.

The dissenting stockholder must deliver to the Company before the vote is taken, and may do so by delivering to the Company, addressed to the Corporate Secretary, a written demand for payment to him of the fair value of his shares, stating his address, the number of shares as to which he seeks to assert his rights, and the amount claimed as the fair value of such shares. Voting against the Merger does not constitute a written demand.

4.

If the Merger is authorized at the meeting and the Merger is effected, the Company must deliver to the dissenting stockholder no later than 10 days after the Merger is effected a notice stating: (i) where demand for payment must be sent and the stockholders’ stock certificates must be deposited; and (ii) supply a form for demanding payment that includes the dates of the first announcement to the media or stockholders of the term of the proposed merger.

5.

A dissenter who receives such notice must demand payment, certify that he acquired beneficial ownership before the date required to be set forth in the dissenter’s notice of certification and deposit his share certificates. A dissenter waives his right to demand payment unless he notifies the surviving corporation of his demand in writing within 30 days after the corporation made or offered payment for his shares. The surviving corporation may restrict the transfer of shares not represented by a certificate from the date the demand for payment is received.

6.

If the Company and the stockholder do not agree on the fair value of the shares the surviving corporation must, within 60 days after receiving demand for payment petition the district court in Denver County, Colorado to determine the fair value of the share and accrued interest or pay the dissenter the amount demanded. Interest on the fair value as well as costs of the proceedings, including reasonable compensation to any appraiser appointed by the Court, are to be determined and apportioned as the Court considers equitable.

7.

If the right to receive the fair value is terminated other than by the purchase by the Company of the dissenting stockholder’s shares, then, at the time of termination, all rights will be restored and any distributions which would have been made with respect to the shares, except for the suspension, will be made to the record owner or the shares at the time of termination.

Vote Required; Board Recommendation

The Merger will be deemed approved if it obtains the affirmative vote of at least a majority of the outstanding shares of Common Stock of the Company. Abstentions and other non-votes will have the effect of votes against approval of the Merger.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL REINCORPORATING THE COMPANY FROM A COLORADO CORPORATION TO A DELAWARE CORPORATION

ITEM 4. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

The Board, subject to stockholders ratification, appointed Goldstein Golub Kessler LLP (“Goldstein”) as independent auditors of the Company for its financial statements for the fiscal year ending October 31, 2006. Goldstein has audited the consolidated financial statements of the Company in fiscal year ending October 31, 2005. A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes “against” the proposal.

Stockholder ratification of the appointment is not required by the Company’s articles of incorporation or bylaws or otherwise. If the stockholders fail to ratify the appointment, the Board will reconsider whether to retain that firm. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends that the stockholders vote for the ratification of the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditors for the fiscal year ending October 31, 2005.

Auditor Fees

The following is a summary and description of the fees recorded by the Company to Goldstein during the twelve month fiscal years ended October 31, 2005 and 2004:

Audit Fees: The Company recorded fees of $29,500 and $8,500 respectively, to Goldstein in connection with its audit of the Company’s financial statements for the fiscal years ended October 31, 2005, and 2004 and its review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the periods ended January 31, April 30, and July 31, 2005.

Audit-Related Fees: The Company recorded fees of $47,346 and $14,000 respectively, to Goldstein to perform audit-related services for the fiscal years ended October 31, 2005 and 2004 primarily for review of securities registration documents, and amendment thereto, reviews of the SEC comments, assistance with private placement memorandums and other document reviews.

Tax Fees: Preparation of the corporate tax returns were not performed by Goldstein.

Other Fees: No fees were classified outside the audit and audit related fees were recorded.

OTHER MATTERS

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. However, if other matters which are not known a reasonable time before the solicitation should come before the Annual Meeting, it is intended that the holders of proxies solicited hereby will vote on such matters in their discretion.

A COPY OF THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the next annual meeting of stockholders must be received by the Company at the address specified below within a reasonable time before the next annual meeting of stockholders in order for such proposal to be eligible for inclusion in the Company’s proxy statement and form of proxy for the 2006 Annual Meeting. Any proposal should be addressed to Roni Appel, Secretary, Advaxis, Inc., The Technology Center of New Jersey, 675 Route 1, Suite 119, North Brunswick, New Jersey 08902 and should be sent by certified mail, return receipt requested.

By Order of the Board of Directors

May 19, 2006

Roni Appel, Secretary

ADVAXIS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Todd Derbin and Roni Appel, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.001 per share (“Common Stock”), of Advaxis, Inc., a Colorado corporation (the “Company”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at the Company’s office at The Technology Center of New Jersey, 675 Route One, Suite 119, North Brunswick, New Jersey 08902, on June 6, 2006 at 10:00 a.m. Eastern time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Directors named below and proposals 2, 3 and 4.

1.

Election of Directors: J. Todd Derbin, Roni Appel, James Patton, Thomas McKearn, Martin Wade and
Richard Berman

FOR all Nominees  ☐

WITHHOLD for all Nominees  ☐

If you do not wish your shares voted FOR a nominee, draw a line through that person’s name above.

2.

Proposal to approve the Company’s 2005 Stock Option Plan.

FOR  ☐

AGAINST  ☐

ABSTAIN  ☐

3.

Proposal to approve the Plan and Agreement of Merger to reincorporate the Company from Colorado to Delaware.

FOR  ☐

AGAINST  ☐

ABSTAIN  ☐

4.

Proposal to ratify the appointment of the independent auditors.

FOR  ☐

AGAINST  ☐

ABSTAIN  ☐

5.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,

SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND PROPOSALS 2, 3 AND 4 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated:
Signature

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held by joint owners

ANNEX A

ADVAXIS, INC.
2005 STOCK OPTION PLAN

(Effective as of January 1, 2005)

1. Purpose.

The purposes of this 2005 Stock Option Plan (the “Plan”) are to induce certain individuals to remain in the employ or service of Advaxis, Inc., a Colorado corporation (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options will be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422 (b) of the Code) or (b) options which are not incentive stock options (“non-incentive stock options”), as determined at the time of the grant thereof by the Administrator referred to in Section 3(A) hereof.

2. Shares Subject to Plan.

Options may be granted to purchase up to Five Million Six Hundred Thousand (5,600,000) shares of the common stock, par value $0.001 per share (the “Common Stock”) of the Company.

3. Administration.

(A) The Plan shall be administered by either the Board or, at the option of the Board, a stock option committee (the “Committee”), which, if appointed, shall consist of two or more members of the Board, both or all of whom shall be “disinterested persons” within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee, if appointed, shall be appointed annually by the Board, which may at any time and from time to time remove any member or members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. The Committee, or if a Committee has not been appointed, the Board, in its capacity as administrator of the Plan, is hereinafter referred to as the “Administrator”.

(B) Subject to the express provision of the Plan, the Administrator shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant. The Administrator’s determination on the matters referred to in this Section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Administrator, in its sole discretion, and any interpretations by the Administrator of the terms of any Option shall be final, binding and conclusive.

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4. Eligibility.

An Option may be granted to (1) employees and consultants of the Company or a Subsidiary, (2) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary (“Outside Directors”), and (3) employees and consultants of a corporation which has been acquired by the Company or a Subsidiary as provided in Section 17.

5. Option Prices.

(A) Except as otherwise provided in Section 17 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

(B) Except as otherwise provided in Section 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Common Stock on the date of grant.

(C) For all purposes of this Plan, the fair market value of a share of the Common Stock on any date shall be equal to, if the Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System, the closing sale price of a share of the Common Stock on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange or system at the close of trading on such date or, if the shares of the Common Stock are not listed on a national securities exchange or such system on such date, the last per share sales price of Common Stock on the market or system of the NASD on which the Common Stock is then traded or listed (the “Relevant Market System”) during the three business days ending on the date of grant or exercise as reported in the market report for the Relevant Market System or if no sale has been reported for such period, the higher of the (i) closing bid price on the Relevant Market System on the date of grant or exercise or (ii) the average of the closing bid prices on the Relevant Market System for the three business days immediately preceding the date of grant or exercise, in each case as reported in the Market Report for the Relevant Market System or, if the shares of the Common Stock are not traded or listed on a market or system of the NASD, as shall be determined in good faith by the Administrator.

6. Option Term.

Options shall be granted for such term as the Administrator shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17 hereof, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of seven years from the date of the granting thereof; and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years form the date of the granting thereof.

7. Limitation on Amount of Incentive Stock Options Granted.

Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

8. Exercise of Options.

(A) Except as otherwise provided in Section 17 hereof and except as otherwise determined by the Administrator at the time of the grant of Options hereunder, a Participant may (i) exercise twenty-five percent (25%) of the Options granted effective on and after the first anniversary of the date of the granting of an Option to him; and (ii) commencing on such first anniversary exercise an additional one twelfth (1/12) of the Options granted hereunder for each additional three-month period following the first anniversary so that all Options shall have become exercisable by the fourth anniversary of the grant.

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(B) To the extent exercisable, an Option may be exercised either in whole at any time or in part from time to time.

(C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment of the option price to the Company for the number of shares of Common Stock specified in any one or a combination of the following: in cash, by cashless exercise, or in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Administrator may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

(D) The Administrator may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9. Transferability.

A Participant may transfer Options to family members, affiliates, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Administrator may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10. Termination of Service.

(A) Except as otherwise provided by the Administrator, in the event that, other than by reason of death or disability (as such term is defined in Section 22(e)(3) of the Code), a Participant leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, does not stand for re-election or is not reelected, whether voluntarily or otherwise, each Option theretofore granted to him shall be exercisable to the extent exercisable immediately prior to the date of termination of employment or service (or the date the Director does not stand for reelection or is not reelected) within the period ending the earlier to occur of (i) the expiration of the period of three months after the date of such termination of services or failure to stand for or be reelected a Director and (ii) the date specified in such Option.

(B) In the event a Participant’s employment or service (including the service of an Outside Director) with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of one year after the date of such Participant’s death and (ii) the date specified in such Option.

(C) Except as otherwise provided by the Administrator, in the event that, a Participant leaves the employ or service of the Company and the Subsidiaries by reason of his or her disability (as such term is defined in Section 22(e)(3) of the Code), each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such termination, resignation or failure to stand for election or to be reelected and (ii) the date specified in such Option.

11. Adjustment of Number of Shares.

(A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option, the number and kind of shares

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of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

(B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock, shall have been changed, or for which it shall have been exchanged, then, if the Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Administrator and shall be effective and binding for all purposes of the Plan and of each Option.

(C) In the case or any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 11.

(D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

(E) In the event of the dissolution, liquidation, sale of substantially all of the assets of the Company or the sale of the Company of more than 50% of the voting securities of the Company, the Board, in its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

12. Purchase for Investment, Withholding and Waivers.

(A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, as amended, such Participant shall, as a condition of the Company’s obligation to deliver such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

(B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Administrator shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13. Declining Market Price.

In the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Administrator may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock.

14. No Stockholder Status; No Restrictions on Corporate Acts; No Employment Right.

(A) Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefore, a share issued upon exercise of an Option shall be fully paid and non-assessable.

(B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

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(C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15. Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of the Common Stock, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the Option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

16. Expiration and Termination of the Plan.

The Plan shall terminate on November 12, 2014 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

17. Options Granted in Connection With Acquisitions.

The Administrator may determine, in connection with the acquisition by the Company or a Subsidiary by way of exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an “Acquired Subsidiary”), that Options may be granted hereunder to employees or consultants and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. The Administrator, at its discretion shall determine as to such Options, the option prices, may be exercisable immediately or at any time or times either in whole or in part, and such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company.

18. Change of Control of the Company

As used herein, a “Change of Control” shall be deemed to have occurred if:

(A) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than persons who are stockholders on the effective date of the Plan) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(B) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) a liquidation or dissolution of the Company.

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19. Consequences of a Change of Control

(A) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(B) Acceleration of unvested Options: in the event of a Change of Control, at least 75% of any unvested Options of any Participant shall become fully vested and exercisable.

(C) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, subject to section 19(B) above, the Administrator may take any of the following actions with respect to any or all outstanding Grants: the Administrator may (i) determine that unvested outstanding Options shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (iii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or stock as determined by the Administrator , in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Administrator deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Administrator may specify. The Administrator shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options and Stock Awards shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).

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ANNEX B

Agreement and Plan of Merger of
Advaxis, Inc. (a Colorado corporation)
and Advaxis, Inc. (a Delaware corporation)

Agreement and Plan of Merger entered into on March 29, 2006 (the “Plan of Merger”), between Advaxis, Inc., a Colorado corporation (“Advaxis Colorado” or the “Terminating Corporation”), and Advaxis, Inc., a Delaware corporation (“Advaxis Delaware” or the “Surviving Corporation”).

Whereas the Terminating Corporation is a business corporation duly organized and validly existing under the laws of the State of Colorado, with its principal office located at 212 Carnegie Center, Suite 206, Princeton, New Jersey, 08546;

Whereas the total number of shares of stock which the Terminating Corporation has the authority to issue is 505,000,000, of which 500,000,000 shares are common stock, par value $0.001 per share and 5,000,000 shares are blank check preferred stock, par value $0.001 per share;

Whereas the Surviving Corporation is a business corporation duly organized and validly existing under the laws of the State of Delaware and is the wholly-owned subsidiary of the Terminating Corporation. Its registered office is located at c/o National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904;

Whereas the total number of shares of stock which the Surviving Corporation has authority to issue is 505,000,000, of which 500,000,000 shares are common stock, par value $0.001 per share and 5,000,000 shares are blank check preferred stock, par value $0.001 per share;

Whereas the Colorado Business Corporation Law (the “CBCL”) permits a merger of a business corporation of the State of Colorado with and into a business corporation of another jurisdiction;

Whereas the Delaware General Corporation Law (the “DGCL”) permits a merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware;

Whereas Advaxis Colorado and Advaxis Delaware and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Advaxis Colorado with and into Advaxis Delaware pursuant to the provisions of the CBCL and pursuant to the provisions of the DGCL upon the terms and conditions hereinafter set forth; and

Therefore, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Advaxis Colorado and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Advaxis Delaware and approved by a resolution adopted by its Board of Directors, the Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are herby determined and agreed upon as hereinafter in this Plan of Merger set forth.

1.

Advaxis Colorado and Advaxis Delaware shall, pursuant to the provisions of the CBCL and provisions of the DGCL, be merged with and into a single corporation, to wit, Advaxis Delaware which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the “Surviving Corporation,” and which shall continue to exist as said surviving corporation under its surviving name pursuant to the provisions of the DGCL. The separate existence of Advaxis Colorado, which is sometimes hereinafter referred to as the “Terminating Corporation,” shall cease at said effective time in accordance with the provisions of the CBCL.

2.

Annexed hereto and made a part hereof is a copy of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Surviving Corporation as the same shall be in force and effect at the effective time in the State of Delaware of the merger herein provided for; and said Certificate of Incorporation shall continue to be the Certificate of Incorporation of said Surviving Corporation until amended and changed pursuant to the provisions of the DGCL.

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3.

The present bylaws of the Surviving Corporation will be the bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the DGCL.

4.

The directors and officers in office of the Surviving Corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

5.

Each stockholder of the Terminating Corporation shall, on the effective date of the merger, be a stockholder of the merged entity and receive from the Surviving Corporation the same number of shares as the stockholder had owned in the Terminating Corporation. The shares of the Surviving Corporation, held by the Terminating Corporation prior to the merger, will be cancelled upon the effective date of this Plan of Merger.

6.

In the event that this Plan of Merger shall have been fully approved and adopted upon behalf of the Terminating Corporation in accordance with the provisions of the CBCL and upon behalf of the Surviving Corporation in accordance with the provisions of the DGCL, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Colorado and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Colorado and the State of Delaware and elsewhere the merger herein provided for.

7.

The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or the merger herein provided for.

8.

The Board of Directors of Advaxis Colorado may, at any time before the merger becomes effective and subject to any contractual rights, abandon the merger without further shareholder action in a manner determined by the Board of Directors of Advaxis Colorado. If the merger is abandoned after the Articles of Merger have been filed by the Secretary of State of Colorado pursuant to section 7-111-105 stating a delayed effective date, the merger may be prevented from becoming effective by delivering to the Secretary of State of Colorado, before the date the merger becomes effective pursuant to section 7-90-304, a statement of change for filing pursuant to part 3 of article 90 of title 7 that states that, by appropriate corporate action, the merger has been abandoned.

The effective time of this Plan of Merger, and the time at which the merger herein agreed upon shall become effective in the State of Delaware, shall be June 8, 2006.

In Witness Whereof, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporation parties hereto.

Dated: March 29, 2006	Advaxis, Inc. (Colorado)

/s/ Roni Appel
Name: Roni Appel Title: President and Chief Executive Officer

Advaxis, Inc. (Delaware)

/s/ Roni Appel
Name: Roni Appel Title: President and Chief Executive Officer

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ANNEX C

Amended and Restated Certificate of Incorporation
of
Advaxis, Inc.

Under Section 102 of the
General Corporation Law of the State of Delaware

Advaxis, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify that:

1.

The name of the Corporation is Advaxis, Inc.

2.

The Corporation was originally incorporated and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 28, 2002 under the name Advaxis, Inc.

3.

This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the “Board”) and the Corporation’s stockholders in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Corporation’s Certificate of Incorporation, as amended or supplemented prior to the date hereof.

4.

The Corporation’s Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

First: The name of the corporation is Advaxis, Inc. (the “Corporation”).

Second: The address of the registered office of the Corporation is located at 160 Greentree Drive, Suite 101, Dover, Delaware 19904 in the county of Kent. The name of its registered agent at that address is National Registered Agents, Inc.

Third: The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

Fourth: The total number of shares which the Corporation shall have the authority to issue is Five Hundred Five Million (505,000,000) shares of which Five Hundred Million (500,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.

Fifth: The Corporation is to have perpetual existence.

Sixth: In furtherance and not in limitation of the powers conferred by statute and except as otherwise provided herein, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation.

Seventh: The number of directors which constitute the whole Board of Directors of the Corporation shall be as specified in the bylaws of the Corporation.

Eighth: Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

Ninth:

A. The Corporation shall indemnify each of the Corporation’s directors and officers in each and every situation where, under Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time (“Section 145”), the Corporation is permitted or empowered to make such indemnification, and to the fullest extent permitted by law. The Corporation may, in the sole discretion of the Board of Directors of the

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Corporation, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by Section 145.

B. No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is subsequently amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. For purposes of this Article, “fiduciary duty as a director” shall include any fiduciary duty arising out of serving at the Corporation’s request as a director of another corporation, partnership, joint venture, trust or other enterprise, and “personal liability to the Corporation or its stockholders” shall include any liability to such other corporation, partnership, joint venture, trust or other enterprise, and any liability to the Corporation in its capacity as a security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise. Neither any amendment nor repeal of this Article Ninth (B), nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Ninth (B), shall eliminate or reduce the effect of this Article Ninth (B) in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Ninth (B), would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Tenth: The directors of the Corporation need not be elected by written ballot unless the by-laws of the Corporation so provide.

Eleventh: The Corporation has opted out of Section 203 of the General Corporation Law of the Sate of Delaware.

[Signature Page Follows]

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In Witness Whereof, this Amended and Restated Certificate of Incorporation has been executed by its President as of this __ day of ________, 2006.

ADVAXIS, INC.

By:	/s/ Roni Appel
Name: Roni Appel Title: President and Chief Executive Officer

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ANNEX D

COLORADO BUSINESS CORPORATION LAW

PART 1. RIGHT OF DISSENT – PAYMENT FOR SHARES

§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

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(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is

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no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113- 203.

§ 7-113-201. Notice of dissenters’ rights

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

§ 7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

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(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides

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audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7- 113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section
7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

 (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

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PART 3. JUDICIAL APPRAISAL OF SHARES

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113- 209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

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